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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


      Date of Report (Date of earliest event reported): November 12, 1998



                            MOHAWK INDUSTRIES, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



    Delaware                       01-19826                      52-1604305
 ---------------            ------------------------         -------------------
 (State or other            (Commission File Number)            (IRS Employer
 jurisdiction of                                             Identification No.)
  incorporation)


              160 South Industrial Blvd., Calhoun, Georgia  30701
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         (Address, including zip code, of principal executive offices)


                                (706) 629-7721
        --------------------------------------------------------------
             (Registrant's telephone number, including area code)
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Item 5.   Other Events
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          On November 12, 1998, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing an agreement to acquire Image Industries, Inc. and closing of the acquisition of World Carpets, Inc. A copy of such press release is included as an exhibit to this report and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     C.   Exhibits

          99.1 Press Release dated November 12, 1998
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Mohawk Industries, Inc.



Date: November 13, 1998                       By:   /s/  Frank H. Boykin
                                                 -------------------------
                                                 Frank H. Boykin
                                                 Corporate Controller
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                               INDEX TO EXHIBITS
                               -----------------


     Exhibit
     -------

     99.1      Press Release dated November 12, 1998